Earnings Per Share (Tables)	12 Months Ended
Dec. 31, 2021
Earnings Per Share
Schedule of reconciliation of basic weighted average common shares outstanding to diluted weighted average shares outstanding

	Years Ended December 31,
	2021	2020

Net Income (loss)	$18,092	$(14,375)
Premium paid on repurchase of redeemable convertible preferred stock	(5,436)	—
Net income (loss) attributable to common stockholders	$12,656	$(14,375)
Weighted average shares outstanding - basic	95,477,472	69,228,444
Weighted average shares outstanding – diluted	114,910,129	69,228,444

Basic earnings (loss) per share	$0.13	$(0.21)
Diluted earnings (loss) per share	$0.11	$(0.21)

Schedule of potentially dilutive securities excluded from the diluted earnings (loss) per share calculation

	2021	2020

Warrant Common Stock	19,333,303	1,023,745
2014 Equity Incentive Plan	—	23,476,182
Total potentially dilutive securities	19,333,303	24,499,927